UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K/A
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2025
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Explanatory Note
On September 23, 2025, Masimo Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing the completion of the sale of its consumer audio business to Harman International Industries, Incorporated.
This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Original Form 8-K to include certain pro forma financial information as an exhibit.

Cautionary Statement Concerning Forward-Looking Statements
This Current Report on Form 8-K and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements concerning plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to acquisitions and restructuring, business trends, statements regarding the merger and the expected timetable for completing the merger, are forward-looking statements. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this report.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 28, 2025,
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for each of the fiscal years ended December 28, 2024, December 30, 2023 and December 31, 2022, and
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.
The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company dated as of June 28, 2025, included in Exhibit 99.1, gives effect to the Disposition Adjustments and Other Transaction Adjustments described therein as if they had occurred or become effective on June 28, 2025. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 28, 2024, December 30, 2023 and December 31, 2022, which are also included in Exhibit 99.1, give effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on January 2, 2022, the beginning of the earliest period presented.

(d) Exhibits

The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Masimo
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: September 29, 2025	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)